Exhibit 10.8

                                August 19, 1999

Snyder International Brewing Group, LLC
c/o Crooked River Brewing Company
1101 Center Street
Cleveland, OH 44113

Frederick Brewing Co.
4607 Wedgdwood Boulevard
Frederick, MD 21703

               Re: $1,000,000 Loam to Frederick Brewing Co. ("FBC")
                   -----------------------------------------------

         We have been advised that Snyder International Brewing Group, LLC ("SIBG") intends to purchase newly issued common stock of FBC equal to 51% of FBC's outstanding common stock. In connection with such investment, FBC intends to pay off and satisfy any and all its obligations to the U.S. Small Business Administration ("SBA") relating to the $1,000,000 Debenture Guarantee ("Debenture Guarantee") provided by the SBA to FBC (the "SBA Transaction"). In connection with the SBA Transaction, the SBA hereby agrees:

         (a) upon the SBA's receipt of a payment of $750,000 in cash from FBC on or before 8/31/99, any and all of FBC's obligations to the SBA relating to the Debenture Guarantee will be satisfied in full, including, without limitation, any and all FBC's obligations under the Promissory Note, dated April 15, 1997, in the original principal amount of $1,000,000, by FBC in favor of the SBA, as the assignee of the Mid-Atlantic Business Finance Company ("MBFC), and the Security Agreement, dated April 15, 1997, by and between FBC and the SBA, as assignee of MBFC, the Guaranty on SBA Form 148 by Kevin E. Brannon and the Guaranty on SBA Form 148 by Marjorie A. McGinnis; and

         (b) to execute any and all documents necessary to document the SBA Transaction and to release any and liens against FBC relating to the Debenture Guarantee, including, without limitation, any UCC-3 financing statements.

                                             Very Truly Yours,

                                             U.S. Small Business Administration

                                             By: /s/ Carolyn Zeller
                                                 -------------------------------
                                                 Name:  Carolyn Zeller
                                                 Title: Deputy District Director